SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - December 21, 1999


                        M.S. Carriers, Inc.

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      (Exact name of Registrant as specified in its charter.)


      Tennessee                       0-14781                62-1014070
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(State of other jurisdiction of  (Commission File Number)   (IRS Employer
 incorporation)                                              Identification No.)

3171 Directors Row, Memphis, TN                              38131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (901)332-2500

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                              M.S. Carriers, Inc.

                              Index to Form 8-K

                                 Contents

Item 1.  Changes in Control of Registrant ...............................*

Item 2.  Acquisition or Disposition of Assets............................*

Item 3.  Bankruptcy or Receivership......................................*

Item 4.  Changes in Registrant's Certifying Accountant...................*

Item 5.  Other Events....................................................2

Item 6.  Resignation of Registrant's Directors...........................*

Item 7.  Financial Statements and Exhibits...............................*

Signatures ..............................................................3

* No information submitted under this caption.


Item 5.  Other Events

     A copy of a press release issued by the Registrant is detailed below:

                                        Memphis, Tennessee
                                        December 21, 1999

FOR IMMEDIATE RELEASE:

     M.S. Carriers, Inc. announced that its Board of Directors has authorized the repurchase of up to one million shares of its common stock. The Company currently has approximately 12,300,000 shares outstanding. Repurchased shares may be used for general corporate purposes. No time frame has been established by the Company for repurchasing the shares.



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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       M.S. Carriers, Inc.
                                      (Registrant)

Date: December 21, 1999               s/ Dwight M. Bassett,

                                  Dwight M. Bassett
                                 Vice President and Chief
                                 Accounting Officer
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